AMENDMENT NO. 1
                               TO CREDIT AGREEMENT


                                           As of June 30, 1999

         CHEMFAB CORPORATION, a Delaware corporation, (the "Borrower"), BANKBOSTON, N.A., a national banking association ("BankBoston"), THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, a bank licensed under the Irish Central Bank Acts, 1942 to 1989 (the "Bank of Ireland"), and any other Lenders from time to time party hereto, and BankBoston as agent for the Lenders (the "Agent") hereby agree as follows:

1. Reference to Credit Agreement; Definitions. Reference is made to the Credit Agreement dated as of October 4, 1996, as amended and in effect on the date hereof (the "Credit Agreement"), among the Borrower, BankBoston, Bank of Ireland and the Agent. The Credit Agreement as amended by this Amendment is referred to herein as the "Amended Credit Agreement". Terms defined in the Amended Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. Amendments to the Credit Agreement. Subject to all the terms and conditions hereof, effective as of the date hereof, the Credit Agreement is hereby amended as set forth herein.

         2.1. Amendment to Section 2. The definition of Revolver Conversion Date in Section 2 is hereby amended to read in its entirety as follows:

         ""Revolver Conversion Date" means December 31, 1999."

         2.2. Amendment to Section 6.15. Section 6.15 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "6.15. Limit on Capital Expenditures. The Borrower and its Subsidiaries will not make Capital Expenditures exceeding $10,000,000 (excluding Permitted Acquisitions pursuant to 6.9.6) in the Equivalent Amount of United States Funds in the aggregate in any calendar year; provided, however, that for the fiscal year of the Borrower ended June 30, 1999, the Borrower and its Subsidiaries may make Capital Expenditures not exceeding $10,500,000 (excluding Permitted Acquisitions pursuant to 6.9.6) in the Equivalent Amount of United States Funds in the aggregate."

3. Conditions to Amendment. The effectiveness of this Amendment shall be subject to the satisfaction, on or before the date hereof, of the conditions set forth in this Section 3.

         3.1. Payment of Fees. The Borrower shall have paid the fees and expenses of the Agent's counsel, Ropes & Gray, in connection with the Credit Agreement and this

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Amendment.

         3.2. General. All legal and corporate proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Agent, and the Lenders shall have received copies of all documents, including records of corporate proceedings, which the Lenders may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

4. No Default. In order to induce the Lenders to enter into this Amendment, and to continue to extend credit to the Borrower under the Amended Credit Agreement, the Borrower represents and warrants to the Lenders that no Default under the Credit Agreement now exists, and after giving effect to this Amendment no Default under the Amended Credit Agreement shall exist.

5. Miscellaneous. Except to the extent specifically amended hereby, the provisions of the Credit Agreement shall remain unmodified, and subject to the conditions contained in this Amendment, the Amended Credit Agreement is hereby confirmed as being in full force and effect.

         This Amendment may be executed in any number of counterparts which together shall constitute one instrument, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to the conflict of laws rules of any jurisdictions, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns pursuant to Section 11 of the Amended Credit Agreement.

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         Each of the  undersigned  has caused this  Amendment to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                         CHEMFAB CORPORATION


                                         By:  /s/ Moosa E. Moosa
                                         Name:  Moosa E. Moosa
                                         Title:    Vice President-Finance & CFO

                                         700 Daniel Webster Highway
                                         Merrimack, NH  03054
                                         Attention:  Moosa E. Moosa
                                         Telecopy:  (603) 424-9028

                                         BANKBOSTON, N.A.
                                         f/k/a The First National Bank of Boston


                                         By:  /s/ Patricia K. Conry
                                         Name:  Patricia K. Conry
                                         Title:    Director

                                         100 Federal Street
                                         Boston, Massachusetts 02110
                                         Attention:  Patricia K. Conry
                                         Telecopy:  617-434-8102

                                         THE GOVERNOR AND COMPANY OF THE
                                         BANK OF IRELAND

                                         By:   /s/ Sheila Neary
                                         Name:   Sheila Neary
                                         Title:     Secretary

                                         By:  /s/ Josephine Doherty
                                         Name:  Josephine Doherty
                                         Title:    Bank Assistant

                                         Corporate Banking
                                         Lower Baggott Street, B2
                                         Dublin 2, Ireland
                                         Attention:  Fran Collins
                                         Telecopy:  011-35-3-1604-4105
[Chemfab Amendment No. 1]

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